UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934, as amended.

Date of Report (Date of earliest event reported): August 9, 2004

HARTVILLE GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-110630	94-3360099
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1597 North Main Street , North Canton, Ohio	44720
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 305-1352

________________________________________________________________________________________

(Former name or former address, if changed since last report)

Copies of all communications, including all communications sent to the agent for service, should be sent to:

Joseph I. Emas, Attorney at Law

1224 Washington Avenue

Miami Beach, Florida 33139

Telephone: 305.531.1174

ITEM 5.	OTHER EVENTS.

Hartville Group, Inc. has prepared and is disseminating its power point presentation describing the Hartville Group, Inc. as of August, 2004.

Hartville Group, Inc.’s power point presentation is attached hereto as Exhibit 99.1.

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit No.	Description

99.1	Power Point Presentation of Hartville Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 9, 2004	Hartville Group, Inc. (Registrant)

/s/ W. RUSSELL SMITH III
W. Russell Smith III, President

Exhibit Index

Exhibit No.	Description

99.1	Power Point Presentation of Hartville Group, Inc.